    As filed with the Securities and Exchange Commission on October 2, 1998
                                                              File No.333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                              CITATION CORPORATION
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                               63-0828225
(State or Other Jurisdiction of                                (IRS Employer
Incorporation or Organization)                               Identification No.)

                        2 Office Park Circle, Suite 204
                           Birmingham, Alabama 35223
                    (Address of principal executive offices)

                              CITATION CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN
                              (Full Title of Plan)


                         Frederick F. Sommer, President
                        2 Office Park Circle, Suite 204
                           Birmingham, Alabama 35223
                                 (205)871-5731
(Name, address and telephone number, including area code, of agent for service)

                                   Copies to
                             W. CLARK GOODWIN, ESQ.
                           Ritchie & Rediker, L.L.C.
                             312 North 23rd Street
                           Birmingham, Alabama 35203
                                 (205) 251-1288

                        CALCULATION OF REGISTRATION FEE

=======================================================================================================
                                                                   Proposed
 Title of Each Class of      Amount           Proposed             Maximum
    Securities to be         to be       Maximum Offering         Aggregate            Amount of
       Registered          registered   Price Per Share (1)   Offering Price (1)   Registration Fee (1)
-------------------------------------------------------------------------------------------------------
Common Stock, par value
 $.01 per share                500,000                 $9.44         $4,720,000          $1,392.40
--------------------------------------------------------------------------------------------------

================================================================================

(1) Determined in accordance with Rule 457(h) under the Securities Act of 1933, based on $ 9.44, the average of the high and low sale prices quoted on the NASDAQ National Market System on September 28, 1998.
================================================================================

                                  Page 1 of 15
                        Exhibit Index Appears on Page 5

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


              STATEMENT REGARDING INCORPORATION OF INFORMATION BY
                REFERENCE FROM EFFECTIVE REGISTRATION STATEMENT

In accordance with Instruction E to Form S-8, the contents of the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on June 19, 1995 (File No. 33-93652) by Citation Corporation (the "Registrant"), relating to the registration of up to 250,000 shares of Common Stock, $.01 par value, of the Registrant, authorized for issuance under the Registrant's Employee Stock Purchase Plan, are hereby incorporated by reference in their entirety in this Registration Statement. This Registration Statement provides for the registration of up to an additional 500,000 shares of Common Stock of the Registrant authorized for issuance under the Registrant's Employee Stock Purchase Plan by the Registrant's Board of Directors on September 25, 1998, subject to approval by the Company's shareholders.

ITEM 8.   EXHIBITS

The exhibits included as part of this Registration Statement are as follows:

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

4(a) Certificate of Incorporation (included as Exhibit 3.1 to the Registrant's registration statement on Form S-1 filed with the Commission on June 3, 1994 and incorporated herein by reference) *

4(b) Bylaws (included as Exhibit 3.2 to the Registrant's registration statement on Form S-1 filed with the Commission on June 3, 1994 and incorporated herein by reference) *

4(c) Citation Corporation Employee Stock Purchase Plan, as amended +

5(a) & 23(a)        Opinion and Consent of Counsel to Registrant +

23(b)               Consent of Independent Accountants +
__________________
     * Incorporated herein by reference as indicated

     + Filed herewith

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on October 2, 1998.

                                    CITATION CORPORATION



                                    By     s/ Frederick F. Sommer
                                       ---------------------------------------
                                         Frederick F. Sommer
                                         President and Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stanley B. Atkins as attorney-in-fact, having the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


/s/ Frederick F. Sommer        President, Chief Executive        October 2, 1998
----------------------------     Officer and Director
FREDERICK F. SOMMER              (Principal Executive Officer)

/s/ Thomas W. Burleson         Vice President - Finance          October 2, 1998
----------------------------     and Chief Financial Officer
THOMAS W. BURLESON               (Principal Financial Officer
                                 and Principal Accounting
                                 Officer)

/s/ T. Morris Hackney          Chairman of the Board             October 2, 1998
----------------------------
T. MORRIS HACKNEY

/s/ A. Derrill Crowe           Director                          October 2, 1998
----------------------------
A. DERRILL CROWE

/s/ Franklyn W. Esenberg       Director                          October 2, 1998
----------------------------
FRANKLYN ESENBERG

/s/ William W. Featheringill   Director                          October 2, 1998
----------------------------
WILLIAM W. FEATHERINGILL

/s/ Frank B. Kelso, II         Director                          October 2, 1998
----------------------------
FRANK B. KELSO, II

/s/ Van L. Richey              Director                          October 2, 1998
----------------------------
VAN L. RICHEY

/s/ R. Connor Warren           Director                          October 2, 1998
----------------------------
R. CONNER WARREN

/s/ Hugh G. Weeks              Director                          October 2, 1998
--------------------------
HUGH G. WEEKS

                                 EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION                                               PAGE
--------------    -----------                                               ----
4(c)              Citation Corporation Employee Stock Purchase Plan,          6
                  as amended

5(a) & 23(a)      Opinion and Consent of Counsel to Registrant               12

23(b)             Consent of Independent Accountants                         14